UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: April 30, 2011

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

April 30, 2011

Semi-Annual Repor t

Legg Mason

Western Asset

Short Duration

Municipal Income

Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Western Asset Short Duration Municipal Income Fund

Fund objective

The Fund seeks to generate high current income exempt from regular federal income tax* while preserving capital.

*	Certain investors may be subject to the federal alternative minimum tax (“AMT”), and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Legg Mason Western Asset Short Duration Municipal Income Fund for the six-month reporting period ended April 30, 2011. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

May 27, 2011

Legg Mason Western Asset Short Duration Municipal Income Fund	III

Investment commentary

Economic review

While economic data remained mixed, the U.S. economy continued to expand over the six months ended April 30, 2011. Beginning in the fourth quarter of 2010 and continuing for most of the remainder of the period, fears regarding moderating economic growth were replaced with optimism for a strengthening economy in 2011. With investor sentiment improving, interest rates generally rose, negatively impacting some sectors of the fixed-income market. All told, investors who took on additional risk in their portfolios during the reporting period were generally rewarded.

Although the U.S. Department of Commerce continued to report positive U.S. gross domestic product (“GDP”)i growth, the expansion has been less robust than most other periods exiting a severe recession. According to the Commerce Department, GDP growth was 3.7%, 1.7%, 2.6% and 3.1% during the first, second, third and fourth quarters of 2010, respectively. For calendar 2010 as a whole, the economy expanded 2.9%. Based on the Commerce Department’s second estimate, first quarter 2011 GDP growth was 1.8%. This moderation in growth in the first quarter was due to a variety of factors, including less robust export activity, a decline in government spending and a deceleration in consumer spending given rising oil and food prices.

Turning to the job market, the unemployment rate moved lower during four of the last five months of the reporting period, though it remained elevated. The rate fell to 8.9% in February 2011, marking the first time the unemployment rate was below 9.0% since April 2009. Unemployment then ticked downward to 8.8% in March, but back up to 9.0% in April. While unemployment in the U.S. declined over the course of the reporting period, hiring has yet to rebound as strongly as in previous recoveries. The U.S. Department of Labor reported in May 2011 that approximately 13.7 million Americans looking for work have yet to find a job, and roughly 43% of these individuals have been out of work for more than six months. In addition, while the Federal Reserve Board (“Fed”)ii believes that unemployment will continue to decline, it projects that it will remain relatively high, between 7.5% and 8.0% at the end of 2012.

The long-ailing housing market continued to show signs of strain during the reporting period. Looking back, sales increased in the spring of 2010 largely due to the government’s $8,000 tax credit for first-time home buyers. However, this proved to be only a temporary boost, as sales subsequently weakened after the tax credit expired at the end of April. Existing-home sales did rebound somewhat toward the end of 2010 and in January 2011, as mortgage rates remained relatively low. However, according to the National Association of Realtors (“NAR”), existing-home sales then declined a sharp 8.9% in February, before increasing 3.5% in March and then falling 0.8% in April. At the end of April, the inventory of unsold homes was a 9.2 month supply at the current sales level, versus an 8.3 month supply in March. Existing-home prices remained disappointingly low, with the NAR reporting that the median existing-home price for all housing types was $163,700 in April 2011, down 5.0% from April 2010.

The manufacturing sector was one area of the economy that remained relatively strong during the reporting period. Based on the Institute for Supply Management’s PMIiii, the manufacturing sector has grown twenty-one consecutive months since it began expanding in August 2009. After reaching a six-year peak of 60.4 in March 2010 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion), PMI data indicated somewhat more modest growth during the next nine months. However, in January

IV	Legg Mason Western Asset Short Duration Municipal Income Fund

Investment commentary (cont’d)

2011, the manufacturing sector expanded at its fastest pace since May 2004, with a reading of 60.8 versus 58.5 for the previous month. Manufacturing activity remained strong during the next three months and was 60.4 in April. The expansion in the manufacturing sector was broad based in April, with seventeen of eighteen industries tracked by the Institute for Supply Management growing during the month.

Financial market overview

Although the financial markets were, for the most part, characterized by healthy investor risk appetite and solid results by stocks and lower-quality bonds, there were periods of heightened volatility during the reporting period. The markets experienced sharp sell-offs in mid-November 2010, and again in mid-February and mid-March 2011. During those periods, investors tended to favor the relative safety of U.S. Treasury securities. However, these setbacks proved to be only temporary and, in each case, risk aversion was generally replaced with solid demand for riskier assets.

Due to signs that certain areas of the economy were moderating in the middle of 2010 (prior to the beginning of the reporting period), the Fed took further actions to spur the economy. At its August 10th meeting, the Fed announced an ongoing program that calls for using the proceeds from expiring agency debt and agency mortgage-backed securities to purchase longer-dated Treasury securities.

In addition, the Fed remained cautious given pockets of weakness in the economy. At its meeting in September 2010, the Fed said, “The Committee will continue to monitor the economic outlook and financial developments and is prepared to provide additional accommodation if needed to support the economic recovery. . . .” This led to speculation that the Fed may again move to purchase large amounts of agency and Treasury securities in an attempt to avoid a double-dip recession and ward off deflation.

The Fed then took additional action in early November 2010. Citing that “the pace of recovery in output and employment continues to be slow,” the Fed announced another round of quantitative easing to help stimulate the economy, entailing the purchase of $600 billion of long-term U.S. Treasury securities by the end of the second quarter of 2011. This, coupled with the Fed’s previously announced program to use the proceeds of expiring securities to purchase Treasuries, means it could buy a total of $850 billion to $900 billion of Treasury securities by the end of June 2011. At its meeting in April 2011, the Fed said it “continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels for the federal funds rateiv for an extended period.” The Fed also stated that it would end its program of purchasing $600 billion of Treasury securities on schedule at the end of June.

Fixed-income market review

After rallying in October 2010 (prior to the beginning of the reporting period) in the wake of the Fed indicating the possibility of another round of quantitative easing, the spread sectors (non-Treasuries) started to weaken toward the middle of November. This occurred as financial troubles in Ireland resulted in a re-emergence of the European sovereign debt crisis. While most spread sectors regained their footing during the last five months of the reporting period, others, such as emerging market debt, produced mixed results given ongoing uncertainties in Europe, concerns regarding economic growth in China and its potential impact on the global economy, geopolitical unrest in the Middle East and Libya and the devastating earthquake and tsunami in Japan.

Legg Mason Western Asset Short Duration Municipal Income Fund	V

Both short- and long-term Treasury yields fluctuated but, overall, moved higher during the six months ended April 30, 2011. When the period began, two- and ten-year Treasury yields were 0.34% and 2.63%, respectively. Treasury yields initially moved lower, with two- and ten-year Treasury yields hitting their lows for the period of 0.33% and 2.53%, respectively, on November 4, 2010. Yields then moved sharply higher given expectations for stronger growth in 2011 and the potential for rising inflation. On February 14, 2011, two-year Treasury yields peaked at 0.87%, while ten-year Treasuries peaked at 3.75% on February 8, 2011. Treasury yields then declined as investor risk aversion increased given the uprising in Libya and, later, given the tragic events in Japan. Yields moved higher toward the end of March as investor risk appetite resumed, but then declined in April given disappointing first quarter 2011 GDP data. When the period ended on April 30, 2011, two-year Treasury yields were 0.61% and ten-year Treasury yields were 3.32%.

The municipal bond market lagged its taxable bond counterpart over the six months ended April 30, 2011. Over that period, the Barclays Capital Municipal Bond Indexv and the Barclays Capital U.S. Aggregate Indexvi returned -1.68% and 0.02%, respectively. The municipal bond market was negatively impacted by a sharp increase in issuance of Build America Bonds in advance of the expiration of the popular program at the end of 2010. These new securities were not readily absorbed by investor demand. In addition, there were some high profile issues regarding the financial well-being of some municipal bond issuers. However, the municipal market began to strengthen in April 2011 given improving tax revenues and a sharp decline in new issuance.

Performance review

For the six months ended April 30, 2011, Class A shares of Legg Mason Western Asset Short Duration Municipal Income Fund, excluding sales charges, returned 0.17%. The Fund’s unmanaged benchmark, the Barclays Capital Three-Year Municipal Bond Indexvii, returned 0.48% over the same time frame. The Lipper Short Municipal Debt Funds Category Average1 returned 0.18% for the same period.

Certain investors may be subject to the federal alternative minimum tax, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Performance Snapshot as of April 30, 2011 (unaudited)
(excluding sales charges)	6 months
Legg Mason Western Asset Short Duration Municipal Income Fund:
Class A	0.17%
Class C	-0.01%
Class I	0.24%
Barclays Capital Three-Year Municipal Bond Index	0.48%
Lipper Short Municipal Debt Funds Category Average	0.18%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended April 30, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 86 funds in the Fund’s Lipper category, and excluding sales charges.

VI	Legg Mason Western Asset Short Duration Municipal Income Fund

Investment commentary (cont’d)

Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The 30-Day SEC Yields for the period ended April 30, 2011 for Class A, Class C and Class I shares were 1.38%, 1.05% and 1.56%, respectively. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.

Total Annual Operating Expenses (unaudited)

As of the Fund’s most current prospectus dated February 28, 2011, the gross total operating expense ratios for Class A, Class C and Class I shares were 0.67%, 1.02% and 0.52%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

May 27, 2011

RISKS: The Fund’s investments are subject to interest rate and credit risk. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Although the Fund seeks to minimize risk by investing in municipal securities from a number of different states and localities, the Fund may, from time to time, invest over 25% of its assets in municipal securities from one state or region. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The Barclays Capital Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

vi

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii	The Barclays Capital Three-Year Municipal Bond Index is a broad measure of the municipal bond market with maturities of approximately three years.

Legg Mason Western Asset Short Duration Municipal Income Fund 2011 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total Investments

†	The bar graph above represents the composition of the Fund’s investments as of April 30, 2011 and October 31, 2010 and does not include derivatives such as, futures contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

2	Legg Mason Western Asset Short Duration Municipal Income Fund 2011 Semi-Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on November 1, 2010 and held for the six months ended April 30, 2011.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	0.17%	$1,000.00	$1,001.70	0.65%	$3.23	Class A	5.00%	$1,000.00	$1,021.57	0.65%	$3.26
Class C	-0.01	1,000.00	999.90	1.02	5.06	Class C	5.00	1,000.00	1,019.74	1.02	5.11
Class I	0.24	1,000.00	1,002.40	0.50	2.48	Class I	5.00	1,000.00	1,022.32	0.50	2.51

[1]	For the six months ended April 30, 2011.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

Legg Mason Western Asset Short Duration Municipal Income Fund 2011 Semi-Annual Report	3

Spread duration (unaudited)

Economic exposure — April 30, 2011

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s portfolio and the exposure relative to the selected benchmark as of the end of the reporting period.

BC Three-Year	— Barclays Capital Three-Year Municipal Bond Index
LMWA Short Duration	— Legg Mason Western Asset Short Duration Municipal Income Fund

4	Legg Mason Western Asset Short Duration Municipal Income Fund 2011 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — April 30, 2011

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected sectors benchmark as of the end of the reporting period.

BC Three-Year	— Barclays Capital Three-Year Municipal Bond Index
LMWA Short Duration	— Legg Mason Western Asset Short Duration Municipal Income Fund

Legg Mason Western Asset Short Duration Municipal Income Fund 2011 Semi-Annual Report	5

Schedule of investments (unaudited)

April 30, 2011

Legg Mason Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Municipal Bonds — 93.9%
Alabama — 0.6%
Alabama State Public School & College Authority	5.000%	5/1/14	$7,500,000	$8,337,375
East Alabama Health Care Authority, Health Care Facilities Revenue	5.000%	9/1/13	500,000	525,845	(a)
Total Alabama				8,863,220
Alaska — 0.2%
North Slope Boro, AK, GO	5.000%	6/30/12	1,500,000	1,576,950
North Slope Boro, AK, GO	5.000%	6/30/13	1,500,000	1,621,575
Total Alaska				3,198,525
Arizona — 1.5%
Arizona State, COP:
Department of Administration, AGM	5.000%	10/1/13	6,000,000	6,419,580
Department of Administration, AGM	5.000%	10/1/14	12,405,000	13,462,650
Phoenix, AZ, Civic Improvement Corp., Water System Revenue	5.000%	7/1/13	2,255,000	2,447,600
Total Arizona				22,329,830
California — 11.5%
California Health Facilities Financing Authority Revenue:
Adventist Health System	5.000%	3/1/12	1,720,000	1,771,738
Adventist Health System	5.000%	3/1/13	2,000,000	2,112,860
Providence Health & Services System	5.000%	10/1/12	1,000,000	1,055,360
Providence Health & Services System	5.250%	10/1/13	500,000	545,300
California Infrastructure & Economic Development Bank Revenue:
J. Paul Getty Trust	2.500%	4/1/13	5,000,000	5,165,450	(a)
Pacific Gas & Electric Co.	2.250%	4/2/12	3,500,000	3,519,530	(a)
California State:
Department of Water Resources, Power Supply Revenue	5.000%	5/1/15	7,000,000	7,916,790
Economic Recovery, GO	5.000%	7/1/14	10,000,000	10,945,700	(a)
California State Department of Water Resources, Power Supply Revenue	5.000%	5/1/15	9,250,000	10,279,895
California Statewide CDA Revenue:
FHA, Methodist Hospital Project	5.500%	8/1/13	2,450,000	2,652,713
FHA, Methodist Hospital Project	5.500%	2/1/14	2,000,000	2,176,820
Proposition 1A Receivables Program	5.000%	6/15/13	20,000,000	21,364,400
Central Valley Financing Authority, CA, Cogeneration Project Revenue:
Carson Ice Generation Project	5.000%	7/1/15	750,000	823,590

See Notes to Financial Statements.

6	Legg Mason Western Asset Short Duration Municipal Income Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

April 30, 2011

Legg Mason Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
California — continued
Carson Ice Generation Project	5.000%	7/1/16	$1,000,000	$1,105,460
Compton, CA, Community RDA, Refunding, Tax Allocation Redevelopment Project, AMBAC	5.000%	8/1/11	2,500,000	2,511,575
El Dorado, CA, Irrigation District, COP	3.500%	8/1/15	1,085,000	1,144,501
Newport Beach, CA, Revenue, Hoag Memorial Hospital Presbyterian	5.000%	2/7/13	4,000,000	4,272,320	(a)
Sacramento, CA, Cogeneration Authority Project Revenue:
Procter & Gamble Project	4.000%	7/1/11	750,000	753,518
Procter & Gamble Project	5.000%	7/1/12	600,000	627,774
Procter & Gamble Project	5.000%	7/1/13	800,000	860,648
Procter & Gamble Project	5.000%	7/1/14	650,000	712,101
Procter & Gamble Project	5.000%	7/1/15	875,000	973,665
Procter & Gamble Project	5.000%	7/1/16	1,000,000	1,120,770
Sacramento, CA, USD, COP, AGM	3.260%	3/1/14	8,500,000	8,500,000	(a)
San Bernardino County, CA, COP, Arrowhead Project	5.000%	8/1/14	5,000,000	5,335,200
San Bernardino County, CA, Transportation Authority, Sales Tax Revenue	4.000%	5/1/12	7,000,000	7,240,660
San Diego, CA, Public Facilities Financing Authority, Sewer Revenue	5.000%	5/15/13	4,220,000	4,546,037
San Diego, CA, Public Facilities Financing Authority, Sewer Revenue	5.000%	5/15/14	2,000,000	2,208,500
San Francisco, CA, City & County Airports Commission, International Airport Revenue	2.250%	12/4/12	16,500,000	16,769,280	(a)
San Francisco, CA, City & County Airports Commission, International Airport Revenue	5.000%	5/1/15	4,300,000	4,750,769
San Francisco, CA, City & County Public Utilities Commission, Water Revenue	4.000%	11/1/12	6,285,000	6,602,832
San Francisco, CA, City & County Public Utilities Commission, Water Revenue	4.000%	11/1/13	6,005,000	6,436,459
San Francisco, CA, City & County Public Utilities Commission, Water Revenue	4.000%	11/1/14	5,000,000	5,429,000
San Francisco, CA, City & County Public Utilities Commission, Water Revenue	5.000%	11/1/15	4,890,000	5,587,265
William S. Hart, CA, Union High School District, GO:
BAN	4.000%	12/1/11	3,000,000	3,026,850
BAN	5.000%	12/1/11	7,000,000	7,102,410
Total California				167,947,740

See Notes to Financial Statements.

Legg Mason Western Asset Short Duration Municipal Income Fund 2011 Semi-Annual Report	7

Legg Mason Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Colorado — 2.3%
Colorado Health Facilities Authority Revenue:
Catholic Health Initiatives	5.000%	11/8/12	$3,250,000	$3,446,007	(a)
Catholic Health Initiatives	5.000%	11/12/13	7,000,000	7,564,340	(a)
Catholic Health Initiatives	5.250%	11/12/13	1,750,000	1,896,405	(a)
Catholic Health Initiatives	5.250%	11/12/13	250,000	279,525	(a)(b)
Catholic Health Initiatives	5.000%	11/11/14	5,000,000	5,469,850	(a)
Evangelical Lutheran Good Samaritan Society	5.000%	12/1/14	10,000,000	10,732,700	(a)
Denver, CO, City & County, Excise Tax Revenue, AGM	5.000%	9/1/12	2,500,000	2,634,675
E-470 Public Highway Authority Revenue, CO, NATL	5.000%	9/1/11	1,000,000	1,009,070	(a)
Total Colorado				33,032,572
Connecticut — 1.2%
Connecticut State, HEFA Revenue:
Ascension Health Credit	3.500%	2/1/12	2,800,000	2,847,796	(a)
Yale University	4.000%	2/7/13	8,400,000	8,893,248	(a)
Connecticut State, Resources Recovery Authority Revenue:
Covanta Southeastern Connecticut Co.	4.000%	11/15/13	1,235,000	1,303,172	(c)
Covanta Southeastern Connecticut Co.	4.000%	11/15/14	1,755,000	1,867,267	(c)
Covanta Southeastern Connecticut Co.	4.000%	11/15/15	2,635,000	2,827,856	(c)
Total Connecticut				17,739,339
District of Columbia — 1.6%
District of Columbia Income Tax Secured Revenue	5.000%	12/1/12	21,295,000	22,792,890
Florida — 8.5%
Citizens Property Insurance Corp., FL:
Senior Secured High Risk Notes	5.000%	6/1/11	1,000,000	1,003,440
Senior Secured High Risk Notes	5.000%	6/1/12	10,000,000	10,413,400
Senior Secured High Risk Notes	5.000%	6/1/13	25,000,000	26,178,000
Florida State Board of Education, Lottery Revenue	5.000%	7/1/15	20,380,000	22,824,785
Florida State Board of Education, Lottery Revenue, FGIC	5.500%	7/1/12	5,000,000	5,091,100
Florida State Municipal Power Agency Revenue, All Requirements Power	5.000%	10/1/13	3,850,000	4,138,095
Florida Water Pollution Control Financing Corp. Revenue	3.000%	1/15/12	2,630,000	2,677,919
JEA, FL, Electric System Revenue	5.000%	10/1/14	5,000,000	5,536,850
Miami-Dade County, FL, Expressway Authority Toll System Revenue:
Assured Guaranty	2.000%	7/1/12	2,345,000	2,369,482
Assured Guaranty	2.000%	7/1/13	4,135,000	4,172,546

See Notes to Financial Statements.

8	Legg Mason Western Asset Short Duration Municipal Income Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

April 30, 2011

Legg Mason Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Florida — continued
Assured Guaranty	3.000%	7/1/14	$5,315,000	$5,470,198
Assured Guaranty	3.000%	7/1/15	2,120,000	2,174,251
Miami-Dade County, FL, IDA, Solid Waste Disposal Revenue, Waste Management Inc. of Florida Project	5.400%	8/1/11	1,000,000	1,009,460	(a)(c)
Miami-Dade County, FL, Special Obligation:
Capital Asset Acquisition	4.000%	4/1/13	1,190,000	1,247,822
Capital Asset Acquisition, AGM	4.000%	4/1/14	1,205,000	1,280,481
Capital Asset Acquisition, AGM	4.000%	4/1/15	1,225,000	1,310,921
Orange County, FL, Tourist Development Tax Revenue	5.000%	10/1/15	15,235,000	16,855,394
Osceola County, FL, Capital Improvements Revenue	5.000%	10/1/12	1,465,000	1,541,019
Osceola County, FL, Capital Improvements Revenue	5.000%	10/1/13	1,370,000	1,469,161
Osceola County, FL, Capital Improvements Revenue	5.000%	10/1/14	1,990,000	2,151,528
Volusia County, FL, School Board, Sales Tax Revenue, AGM	5.500%	10/1/12	5,465,000	5,722,948
Total Florida				124,638,800
Georgia — 0.7%
Atlanta, GA, Water & Wastewater Revenue	4.000%	11/1/11	2,500,000	2,542,425
Atlanta, GA, Water & Wastewater Revenue	4.000%	11/1/12	3,365,000	3,522,818
Public Gas Partners Inc., GA, Project Revenue	5.000%	10/1/12	2,300,000	2,424,315
Public Gas Partners Inc., GA, Project Revenue	5.000%	10/1/13	1,400,000	1,485,330
Total Georgia				9,974,888
Illinois — 5.7%
Chicago, IL, Transit Authority Sales Tax Receipts Revenue	5.000%	12/1/15	2,155,000	2,397,351
Illinois EFA Revenues, University of Chicago	3.375%	2/3/14	8,000,000	8,342,400	(a)
Illinois Finance Authority Revenue, Northwestern Memorial Hospital	5.000%	8/15/13	3,250,000	3,479,743
Illinois Finance Authority, Gas Supply Revenue, Peoples Gas Light & Coke Co.	2.625%	8/1/15	6,000,000	6,051,600	(a)
Illinois Finance Authority, National Rural Utilities Cooperative Finance Corp., Gtd. Solid Waste Disposal Revenue, Prairie Power Inc.	3.000%	5/6/14	12,000,000	11,935,080	(a)
Illinois State Sales Tax Revenue	5.000%	6/15/11	2,500,000	2,510,875
Illinois State, GO	5.000%	1/1/15	45,000,000	48,094,650
Total Illinois				82,811,699
Indiana — 2.0%
Indiana Health Facility Financing Authority Revenue	5.000%	8/1/13	5,330,000	5,711,468	(a)
Indiana Health Facility Financing Authority Revenue, Ascencion Health	5.000%	7/28/16	4,000,000	4,443,960	(a)

See Notes to Financial Statements.

Legg Mason Western Asset Short Duration Municipal Income Fund 2011 Semi-Annual Report	9

Legg Mason Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Indiana — continued
Jasper County, IN, PCR, Northern Indiana Public Service, NATL	5.200%	6/1/13	$1,000,000	$1,057,160
Richmond, IN, Hospital Authority Revenue:
Reid Hospital & Health Care Services Inc. Project	3.250%	1/1/12	1,000,000	1,009,760
Reid Hospital & Health Care Services Inc. Project	4.000%	1/1/13	1,000,000	1,027,150
Reid Hospital & Health Care Services Inc. Project	4.250%	1/1/14	1,255,000	1,300,619
Whiting, IN, Environmental Facilities Revenue, BP Products North America Inc.	2.800%	6/2/14	15,260,000	15,331,570	(a)
Total Indiana				29,881,687
Iowa — 0.9%
Iowa Finance Authority Health Facilities Revenue, Central Iowa Health System	5.000%	8/15/12	5,500,000	5,742,385	(a)
Waterloo, IA, Community School District, School Infrastructure Sales & Services Tax Revenue, BAN	3.750%	5/1/12	7,500,000	7,500,000
Total Iowa				13,242,385
Kansas — 0.3%
Burlington, KS, Environmental Improvement Revenue, Kansas City Power & Light	5.250%	4/1/13	4,000,000	4,206,720	(a)
Kentucky — 0.4%
Kentucky State Property & Building Commission, EDR	5.000%	5/1/14	2,035,000	2,223,828
Kentucky State Property & Building Commission Revenue, AGM	5.250%	10/1/15	3,800,000	4,330,632
Total Kentucky				6,554,460
Louisiana — 0.5%
Louisiana Local Government Environmental Facilities & CDA:
Louisiana Community & Technical College System Facilities Corp. Project	4.000%	10/1/13	1,750,000	1,833,125
Louisiana Community & Technical College System Facilities Corp. Project	4.000%	10/1/14	1,500,000	1,578,570
Louisiana State Citizens Property Insurance Corp., Assessment Revenue	3.500%	6/1/13	730,000	759,404
Rapides, LA, Finance Authority Revenue, Cleco Power LLC Project	6.000%	10/1/11	2,500,000	2,537,200	(a)(c)
Total Louisiana				6,708,299
Massachusetts — 1.1%
Massachusetts State HEFA Revenue, Northeastern University	4.000%	10/1/12	1,000,000	1,044,720
Massachusetts State Port Authority Revenue	5.000%	7/1/12	2,250,000	2,345,895	(c)
Massachusetts State Port Authority Revenue	5.000%	7/1/13	2,500,000	2,649,950	(c)
Massachusetts State Port Authority Revenue	5.000%	7/1/14	5,000,000	5,350,450	(c)

See Notes to Financial Statements.

10	Legg Mason Western Asset Short Duration Municipal Income Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

April 30, 2011

Legg Mason Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Massachusetts — continued
Massachusetts State Port Authority Revenue	5.000%	7/1/15	$4,010,000	$4,329,316	(c)
Total Massachusetts				15,720,331
Michigan — 6.8%
Michigan Finance Authority	2.000%	8/19/11	13,500,000	13,561,830
Michigan Finance Authority	4.750%	8/22/11	14,000,000	14,117,460
Michigan State Building Authority Revenue:
Facilities Program	3.000%	10/15/12	2,225,000	2,272,281
Facilities Program	3.000%	10/15/13	2,430,000	2,477,215
Facilities Program	4.000%	10/15/14	2,915,000	3,038,917
Facilities Program	4.000%	10/15/15	2,030,000	2,115,625
Michigan State Housing Development Authority	3.200%	12/1/11	4,500,000	4,522,455
Michigan State Housing Development Authority	3.500%	6/1/12	8,225,000	8,308,977
Michigan State Strategic Fund Ltd. Obligation Revenue, Detroit Edison Co.	5.250%	8/1/14	11,000,000	11,790,240	(a)
Michigan State Trunk Line, FGIC	5.000%	11/1/11	2,260,000	2,311,121
Wayne County, MI, Airport Authority Revenue:
Detroit Metropolitan Airport	5.000%	12/1/14	2,810,000	2,962,021	(c)
Detroit Metropolitan Airport	5.000%	12/1/15	27,680,000	29,145,103	(c)
Western Townships, MI, Utilities Authority Sewer Disposal Systems, GO	4.000%	1/1/13	1,000,000	1,039,110
Western Townships, MI, Utilities Authority Sewer Disposal Systems, GO	4.000%	1/1/14	2,100,000	2,206,491
Total Michigan				99,868,846
Minnesota — 0.8%
Minnesota Agricultural & Economic Development Board Revenue:
Essentia Health Care	4.000%	2/15/14	3,460,000	3,662,583
Essentia Health Care	5.000%	2/15/15	1,340,000	1,471,776
Northern Municipal Power Agency, MN, Electric System Revenue	5.000%	1/1/13	6,000,000	6,348,660
Total Minnesota				11,483,019
Missouri — 0.1%
Boone County, MO, Hospital Revenue, Boone Hospital Center	5.000%	8/1/13	500,000	528,190
Missouri State Environmental Improvement & Energy Resources Authority, KC Power & Light Co. Project	4.900%	7/1/13	700,000	726,971	(a)(c)
Total Missouri				1,255,161
Nevada — 0.4%
Clark County, NV, Refunding Bond Bank, GO, AMBAC	5.000%	11/1/13	1,400,000	1,520,470
Clark County, NV, Airport Revenue	5.000%	7/1/12	4,500,000	4,706,190
Total Nevada				6,226,660

See Notes to Financial Statements.

Legg Mason Western Asset Short Duration Municipal Income Fund 2011 Semi-Annual Report	11

Legg Mason Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
New Jersey — 4.3%
Gloucester County, NJ, Improvement Authority, Solid Waste Resource Recovery Revenue, Waste Management Inc. Project	2.625%	12/3/12	$5,250,000	$5,337,728	(a)
New Jersey EDA Revenue:
School Facilities	4.000%	9/1/14	4,000,000	4,201,960
School Facilities	5.000%	9/1/15	3,000,000	3,265,680
School Facilities	5.000%	9/1/16	4,605,000	5,050,211
School Facilities Construction	5.000%	12/15/13	2,000,000	2,147,260
School Facilities Construction	5.000%	12/15/14	2,000,000	2,178,200
New Jersey EDA, Exempt Facilities Revenue, Public Service Electric & Gas Project	1.200%	12/1/11	10,000,000	10,024,600	(a)(c)
New Jersey Health Care Facilities Financing Authority Revenue:
Catholic Health East	5.000%	11/15/13	2,325,000	2,502,235
Catholic Health East	5.000%	11/15/14	4,710,000	5,080,677
New Jersey State EFA Revenue, University of Medicine & Dentistry of New Jersey	6.000%	12/1/14	5,000,000	5,510,150
New Jersey State Higher Education Assistance Authority, Student Loan Revenue	5.000%	12/1/13	4,725,000	5,077,721
New Jersey State Higher Education Assistance Authority, Student Loan Revenue	5.000%	12/1/15	4,500,000	4,960,665
New Jersey State Transportation Trust Fund Authority, Transportation Systems	5.000%	6/15/11	2,500,000	2,513,650	(d)
New Jersey State Transportation Trust Fund Authority, Transportation Systems, FGIC	5.250%	12/15/13	5,000,000	5,399,750
Total New Jersey				63,250,487
New Mexico — 0.5%
Albuquerque, NM, Airport Revenue	5.000%	7/1/12	1,665,000	1,735,363
Farmington, NM, PCR, Arizona Public Service Co.	2.875%	10/10/13	4,000,000	4,012,600	(a)(c)
New Mexico State Hospital Equipment Loan Council Hospital Revenue, Presbyterian Healthcare Services	5.000%	8/1/12	2,000,000	2,085,500
Total New Mexico				7,833,463
New York — 13.1%
Babylon, NY, Industrial Development Agency Resource Recovery Revenue:
Covanta Babylon Inc.	5.000%	1/1/14	2,500,000	2,660,350
Covanta Babylon Inc.	5.000%	1/1/15	4,295,000	4,599,601
MTA, NY, Revenue	5.000%	11/15/13	5,000,000	5,404,400	(a)
New York City, NY, HDC, MFH Revenue	3.000%	11/1/12	6,000,000	6,042,840
New York City, NY, Health & Hospital Corp. Revenue, Health System	5.000%	2/15/15	4,000,000	4,358,440

See Notes to Financial Statements.

12	Legg Mason Western Asset Short Duration Municipal Income Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

April 30, 2011

Legg Mason Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
New York — continued
New York City, NY, TFA Revenue:
Future Tax Secured	5.000%	11/1/13	$4,000,000	$4,395,880
Future Tax Secured	5.000%	11/1/14	20,935,000	23,540,152
New York City, NY, TFA, Building Aid Revenue	5.000%	1/15/13	2,470,000	2,659,350	(d)
New York City, NY, TFA, Building Aid Revenue	5.000%	1/15/14	3,000,000	3,273,150
New York City, NY, Trust for Cultural Resources Revenue:
Juilliard School	2.750%	7/1/12	3,550,000	3,616,385	(a)
Juilliard School	2.100%	7/1/15	4,000,000	4,041,400	(a)
New York State Energy Research & Development Authority Facilities Revenue, Consolidated Edison Co. of New York Inc. Project	1.450%	11/1/12	18,000,000	18,021,240	(a)(c)
New York State Environmental Facilities Corp., Solid Waste Disposal Revenue, Waste Management Inc. Project of New Jersey	2.500%	1/2/13	4,000,000	4,035,720	(a)
New York State Thruway Authority General Revenue, BAN	4.000%	7/15/11	15,000,000	15,110,250
New York State Thruway Authority Service Contract Revenue, Local Highway & Bridge	5.000%	4/1/15	33,000,000	36,795,660
New York, NY, GO	5.000%	9/1/12	2,500,000	2,644,925
Triborough Bridge & Tunnel Authority, NY, Revenue	4.000%	11/15/12	27,500,000	28,870,600	(a)
Triborough Bridge & Tunnel Authority, NY, Revenue	5.000%	11/15/14	20,000,000	22,150,600	(a)
Total New York				192,220,943
North Dakota — 0.2%
McLean County, ND, Solid Waste Facilities Revenue, Great River Energy	3.500%	7/1/15	3,000,000	3,042,870	(a)(c)
Ohio — 2.8%
Montgomery County, OH, Revenue, Miami Valley Hospital	5.250%	11/15/14	2,650,000	2,843,715	(a)
Ohio State Air Quality Development Authority Revenue:
Columbus Southern Power Co.	3.875%	6/1/14	5,000,000	5,181,150	(a)
Pollution Control, FirstEnergy Nuclear Generation Corp.	3.750%	12/1/14	20,995,000	21,261,217	(a)
Ohio State Higher Educational Facility Commission Revenue, Oberlin College	5.000%	10/1/14	3,000,000	3,359,250
Ohio State University, General Receipts	5.000%	12/1/14	7,000,000	7,878,290
Total Ohio				40,523,622
Oregon — 1.1%
Clackamas County, OR, Hospital Facility Authority Revenue:
Legacy Health System	5.000%	7/15/12	7,000,000	7,241,920	(a)

See Notes to Financial Statements.

Legg Mason Western Asset Short Duration Municipal Income Fund 2011 Semi-Annual Report	13

Legg Mason Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Oregon — continued
Legacy Health System	5.000%	7/15/14	$5,000,000	$5,412,050	(a)
Oregon State Department of Administrative Services, Lottery Revenue	5.000%	4/1/14	2,000,000	2,225,080
Oregon State Facilities Authority Revenue:
Legacy Health System	5.000%	3/15/13	1,000,000	1,055,730
Legacy Health System	5.000%	3/15/14	750,000	803,850
Total Oregon				16,738,630
Pennsylvania — 7.2%
Allegheny County, PA, Hospital Development Authority Revenue, University Pittsburgh Medical Center	5.000%	5/15/15	8,250,000	9,153,045
Beaver County, PA, IDA, PCR:
FirstEnergy Nuclear Generation Corp.	3.000%	4/2/12	5,000,000	5,036,750	(a)
FirstEnergy Nuclear Generation Corp.	3.375%	7/1/15	10,000,000	9,879,300	(a)
Montgomery County, PA, Higher Education & Health Authority Hospital Revenue:
Abington Memorial Hospital	5.000%	6/1/13	2,000,000	2,117,960
Abington Memorial Hospital	5.000%	6/1/14	2,670,000	2,877,833
Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue:
Exelon Generation Co. LLC	5.000%	6/1/12	2,000,000	2,061,020	(a)
PPL Energy Supply LLC	3.000%	9/1/15	25,250,000	24,776,562	(a)
Shippingport Project	1.500%	6/1/11	2,000,000	1,999,440	(a)(c)
Pennsylvania Intergovernmental Cooperative Authority Special Tax Revenue, Philadelphia Funding Program	5.000%	6/15/13	10,000,000	10,810,400
Philadelphia, PA, GO, TRAN	2.000%	6/30/11	10,000,000	10,024,800
Philadelphia, PA, School District, GO	5.000%	9/1/14	10,000,000	10,792,500
Pittsburgh, PA, Water & Sewer Authority System Revenue, Assured Guaranty	2.625%	9/1/12	4,750,000	4,793,558	(a)
St. Mary Hospital Authority, PA, Health System Revenue:
Catholic Health East	5.000%	11/15/13	3,100,000	3,336,313
Catholic Health East	4.000%	11/15/14	4,330,000	4,582,742
University of Pittsburgh, PA, Commonwealth System of Higher Education, University Capital Project	5.500%	9/15/13	2,800,000	3,061,856	(a)
Total Pennsylvania				105,304,079
South Carolina — 0.2%
Piedmont Municipal Power Agency, SC, Electric Revenue	5.000%	1/1/15	2,000,000	2,180,280

See Notes to Financial Statements.

14	Legg Mason Western Asset Short Duration Municipal Income Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

April 30, 2011

Legg Mason Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Tennessee — 3.0%
Lewisburg, TN, IDB, Solid Waste Disposal Revenue, Waste Management Inc. Project	2.500%	7/1/12	$4,250,000	$4,278,050
Memphis, TN, Electric Systems Revenue	5.000%	12/1/15	25,000,000	28,675,500
Tennessee Energy Acquisition Corp., Gas Revenue	5.000%	9/1/15	6,000,000	6,235,800
Tennessee Energy Acquisition Corp., Gas Revenue	5.000%	9/1/16	5,000,000	5,069,600
Total Tennessee				44,258,950
Texas — 6.7%
Brazos River, TX, Harbor Navigation District Brazoria County Environmental, Dow Chemical Co.	5.500%	6/15/11	5,000,000	5,026,350	(a)
Brazos River, TX, Harbor Navigation District Brazoria County Revenue, Dow Chemical Co.	5.250%	10/1/11	5,000,000	5,019,500
Dallas-Fort Worth, TX, International Airport Revenue	4.000%	11/1/12	2,000,000	2,089,840
Dallas-Fort Worth, TX, International Airport Revenue	5.000%	11/1/13	4,000,000	4,355,520
Dallas-Fort Worth, TX, International Airport Revenue	4.000%	11/1/14	3,500,000	3,761,905
Dallas-Fort Worth, TX, International Airport Revenue	5.000%	11/1/14	2,500,000	2,771,350
Dallas-Fort Worth, TX, International Airport Revenue, NATL	4.750%	11/1/13	1,250,000	1,253,075	(c)
Gulf Coast Waste Disposal Authority, TX, Environmental Facilities Revenue, BP Products North America Project	2.300%	9/3/13	25,000,000	25,033,500	(a)
Harris County, TX, Cultural Education Facilities Finance Corp. Revenue:
Methodist Hospital System	5.000%	6/1/12	5,000,000	5,208,900	(a)
Methodist Hospital System	5.000%	6/1/13	5,000,000	5,361,500	(a)
Methodist Hospital System	5.250%	12/1/13	500,000	545,455
Houston, TX, Utility System Revenue	5.000%	5/15/11	1,000,000	1,001,450	(a)(b)
Lower Colorado, TX, River Authority Revenue	5.000%	5/15/14	10,000,000	11,051,900
North Texas Tollway Authority Revenue	5.000%	1/1/13	1,000,000	1,062,360	(a)
Texas State Public Finance Authority Revenue, Unemployment Compensation	5.000%	7/1/16	20,000,000	22,751,000
Titus County, TX, Fresh Water Supply District, Southwestern Electric Power Co.	4.500%	7/1/11	1,000,000	1,003,820
Total Texas				97,297,425
U.S. Virgin Islands — 1.5%
Virgin Islands Public Finance Authority Revenue:
Senior Lien	5.000%	10/1/11	4,000,000	4,050,760
Senior Lien	5.000%	10/1/13	3,250,000	3,459,105
Senior Lien	5.000%	10/1/14	3,000,000	3,225,210
Subordinated Lien	5.000%	10/1/11	3,100,000	3,139,339
Subordinated Lien	5.000%	10/1/13	3,765,000	3,998,129

See Notes to Financial Statements.

Legg Mason Western Asset Short Duration Municipal Income Fund 2011 Semi-Annual Report	15

Legg Mason Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
U.S. Virgin Islands — continued
Subordinated Lien	5.000%	10/1/14	$3,250,000	$3,461,185
Total U.S. Virgin Islands				21,333,728
Utah — 2.6%
Utah State, GO	4.000%	7/1/13	35,000,000	37,571,450
Virginia — 2.1%
Virginia State Public School Authority, School Financing	5.000%	8/1/14	15,000,000	16,873,050
Wise County, VA, IDA, Solid Waste and Sewer Disposal Revenue, Virginia Electric & Power Co.	2.375%	11/1/15	10,000,000	10,065,900	(a)
York County, VA, EDA, PCR, Virginia Electric & Power Co.	4.050%	5/1/14	3,500,000	3,710,490	(a)
Total Virginia				30,649,440
Washington — 0.8%
Chelan County, WA, Public Utility, District No. 1, Consolidated Revenue	5.250%	7/1/14	6,000,000	6,484,620	(c)
Washington State Economic Development Finance Authority, Solid Waste Disposal Revenue, Waste Management Inc.	1.750%	9/1/11	2,955,000	2,959,758	(a)
Washington State Health Care Facilities Authority Revenue:
PeaceHealth	5.000%	11/1/13	1,000,000	1,088,110
PeaceHealth	5.000%	11/1/14	1,550,000	1,713,804
Total Washington				12,246,292
Wisconsin — 0.6%
Milwaukee County, WI, Airport Revenue	5.000%	12/1/12	1,000,000	1,050,420	(c)
Milwaukee County, WI, Airport Revenue	5.000%	12/1/14	805,000	865,399	(c)
Wisconsin HEFA, Health Care Facilities Revenue:
Luther Hospital	5.000%	11/15/12	1,750,000	1,845,340
Luther Hospital	4.000%	11/15/13	1,075,000	1,131,610
Wisconsin State Petroleum Inspection Fee Revenue	5.000%	7/1/14	3,750,000	4,139,850
Total Wisconsin				9,032,619
Wyoming — 0.1%
Sweetwater, WY, County Improvement Project, Powers Board Lease Revenue, NATL	5.000%	12/15/11	1,500,000	1,508,100	(b)
Total Investments before Short-Term Investments (Cost — $1,353,928,833)				1,373,469,449
Short-Term Investments — 5.2%
California — 0.4%
ABAG Finance Authority for Nonprofit Corp., CA, Revenue, Jewish Home San Francisco, LOC-Wells Fargo Bank N.A.	0.170%	11/15/35	4,300,000	4,300,000	(e)(f)

See Notes to Financial Statements.

16	Legg Mason Western Asset Short Duration Municipal Income Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

April 30, 2011

Legg Mason Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
California — continued
Los Angeles, CA, Department of Water & Power, Subordinated, SPA-Bank of America N.A.	0.250%	7/1/34	$700,000	$700,000	(e)(f)
Total California				5,000,000
Colorado — 0.1%
Denver, CO, City & County, COP, SPA-JPMorgan Chase	0.250%	12/1/29	1,215,000	1,215,000	(e)(f)
Florida — 0.7%
Broward County, FL, EFA Revenue, Nova Southeastern University Inc., LOC-Bank of America N.A.	0.250%	4/1/24	4,720,000	4,720,000	(e)(f)
Jacksonville, FL, Health Facilities Authority Hospital Revenue:
LOC-Bank of America N.A.	0.250%	8/15/33	1,000,000	1,000,000	(e)(f)
Southern Baptist Hospital, LOC-Wells Fargo Bank N.A.	0.230%	8/15/27	1,500,000	1,500,000	(e)(f)
Orange County, FL, Health Facilities Authority Revenue, Orlando Regional Healthcare, AGM, SPA-Dexia Credit Local	0.500%	10/1/41	800,000	800,000	(e)(f)
Orange County, FL, School Board COP, LOC-Wells Fargo Bank N.A.	0.230%	8/1/22	2,400,000	2,400,000	(e)(f)
Sarasota County, FL, Public Hospital District Revenue, Sarasota Memorial Hospital, LOC-Northern Trust Co.	0.200%	7/1/37	300,000	300,000	(e)(f)
Total Florida				10,720,000
Illinois — 0.7%
Illinois Development Finance Authority Revenue, Evanston Northwestern, SPA-JPMorgan Chase	0.200%	5/1/31	400,000	400,000	(e)(f)
Will County, IL, Revenue, University of St. Francis, LOC-Fifth Third Bank	0.470%	12/1/25	9,890,000	9,890,000	(e)(f)
Total Illinois				10,290,000
Indiana — 0.2%
Indiana State Finance Authority Revenue, Lease Appropriation, SPA-JPMorgan Chase	0.240%	2/1/35	3,100,000	3,100,000	(e)(f)
Kentucky — 0.4%
Georgetown, KY, Industrial Building Revenue, Refunding, Georgetown College Project, LOC-Fifth Third Bank	0.460%	11/15/29	6,000,000	6,000,000	(e)(f)
Louisiana — 0.5%
St. James Parish, LA, PCR, Texaco Inc. Project	0.170%	7/1/12	7,200,000	7,200,000	(e)(f)
Michigan — 0.2%
Oakland County, MI, Economic Development Corp., Limited Obligation Revenue, Detroit Skating Club Inc., LOC-Fifth Third Bank	0.460%	12/1/25	3,100,000	3,100,000	(e)(f)
New Jersey — 0.1%
Rutgers State University, NJ, SPA-Landesbank Hessen-Thuringen	0.230%	5/1/18	600,000	600,000	(e)(f)

See Notes to Financial Statements.

Legg Mason Western Asset Short Duration Municipal Income Fund 2011 Semi-Annual Report	17

Legg Mason Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
New York — 0.4%
New York City, NY, GO:
SPA-Wells Fargo Bank N.A.	0.180%	4/1/32	$2,100,000	$2,100,000	(e)(f)
Subordinated, AGM, SPA-Dexia Credit Local	0.550%	11/1/26	3,925,000	3,925,000	(e)(f)
Total New York				6,025,000
Oregon — 0.0%
Medford, OR, Hospital Facilities Authority Revenue, Rogue Valley Manor Project, LOC-Wells Fargo Bank N.A.	0.200%	8/15/32	300,000	300,000	(e)(f)
Pennsylvania — 0.1%
Delaware County Authority, PA, Dunwoody Village Inc., LOC-Citizens Bank of PA	0.280%	4/1/30	1,650,000	1,650,000	(e)(f)
Puerto Rico — 0.0%
Commonwealth of Puerto Rico, GO, Public Improvement, AGM, SPA-Dexia Credit Local	0.750%	7/1/18	400,000	400,000	(e)(f)
Tennessee — 0.5%
Knox County, TN, Health, Educational & Housing Facilities Board Hospital Facility Revenue, Covenant Health, SPA-SunTrust Bank	0.420%	1/1/46	3,300,000	3,300,000	(e)(f)
Metropolitan Government Nashville & Davidson County, TN, Health & Educational Facilities Board Revenue, Montessori Academy Inc., LOC-Fifth Third Bank	0.460%	3/1/23	1,995,000	1,995,000	(e)(f)
Metropolitan Government Nashville & Davidson County, TN, HEFA Board Revenue, Meharry Medical College, LOC-Fifth Third Bank	0.460%	12/1/24	2,430,000	2,430,000	(e)(f)
Total Tennessee				7,725,000
Texas — 0.9%
Harris County, TX, Health Facilities Development Corp. Revenue, Methodist Hospital System	0.230%	12/1/41	12,200,000	12,200,000	(e)(f)
Virginia — 0.0%
Virginia Small Business Financing Authority, Hospital Revenue, Carilion Clinic Obligation, SPA-Wells Fargo Bank N.A.	0.230%	7/1/42	400,000	400,000	(e)(f)
Total Short-Term Investments (Cost — $75,925,000)				75,925,000
Total Investments — 99.1% (Cost — $1,429,853,833#)				1,449,394,449
Other Assets in Excess of Liabilities — 0.9%				13,875,855
Total Net Assets — 100.0%				$1,463,270,304

(a)	Maturity date shown represents the mandatory tender date.

(b)

Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(c)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

See Notes to Financial Statements.

18	Legg Mason Western Asset Short Duration Municipal Income Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

April 30, 2011

Legg Mason Western Asset Short Duration Municipal Income Fund

(d)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(e)	Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.

(f)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
AGM	— Assured Guaranty Municipal Corporation — Insured Bonds
AMBAC	— American Municipal Bond Assurance Corporation — Insured Bonds
BAN	— Bond Anticipation Notes
CDA	— Communities Development Authority
COP	— Certificates of Participation
EDA	— Economic Development Authority
EDR	— Economic Development Revenue
EFA	— Educational Facilities Authority
FGIC	— Financial Guaranty Insurance Company — Insured Bonds
FHA	— Federal Housing Administration
GO	— General Obligation
HDC	— Housing Development Corporation
HEFA	— Health & Educational Facilities Authority
IDA	— Industrial Development Authority
IDB	— Industrial Development Board
LOC	— Letter of Credit
MFH	— Multi-Family Housing
MTA	— Metropolitan Transportation Authority
NATL	— National Public Finance Guarantee Corporation — Insured Bonds
PCR	— Pollution Control Revenue
RDA	— Redevelopment Agency
SPA	— Standby Bond Purchase Agreement — Insured Bonds
TFA	— Transitional Finance Authority
TRAN	— Tax and Revenue Anticipation Note
USD	— Unified School District

Summary of Investments by Industry*
Transportation	15.2%
Special tax obligation	13.6
Industrial revenue	11.2
Health care	10.4
Power	8.5
Education	8.3
State general obligation	6.7
Solid waste/resource recovery	5.3
Other	4.8
Water & sewer	3.1

See Notes to Financial Statements.

Legg Mason Western Asset Short Duration Municipal Income Fund 2011 Semi-Annual Report	19

Legg Mason Western Asset Short Duration Municipal Income Fund

Summary of Investments by Industry*
Leasing	2.6%
Local general obligation	2.2
Housing	1.3
Pre-refunded/escrowed to maturity	0.9
General obligation	0.7
Short-term investments	5.2
100.0%

*	As a percentage of total investments. Please note that Fund holdings are as of April, 30, 2011 and are subject to change.

Ratings table†
Standard & Poor’s/Moody’s/Fitch‡
AAA/Aaa	13.4%
AA/Aa	38.2
A	30.1
BBB/Baa	8.4
NR	0.0 **
A-1/SP-1/VMIG1	9.9
100.0%

†	As a percentage of total investments.

‡	The ratings shown are based on each portfolio security’s rating as determined by Standard & Poor’s, Moody’s or Fitch, each a Nationally Recognized Statistical Ratings Organization (“NRSRO”). These ratings are the opinions of the NRSRO and are not measures of quality or guarantees of performance. Securities may be rated by other NRSROs, and these ratings may be higher or lower. In the event that a security is rated by multiple NRSROs and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from an NRSRO.

**	Amount represents less than 0.05%.

See pages 20 through 24 for definitions of ratings.

See Notes to Financial Statements.

20	Legg Mason Western Asset Short Duration Municipal Income Fund 2011 Semi-Annual Report

Bond ratings

The definitions of the applicable rating symbols are set forth below:

Long-term security ratings (unaudited)

Standard & Poor’s Ratings Service (“Standard & Poor’s”) Long-term Issue Credit Ratings — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—	An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA	—	An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A	—

An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	—

An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB	—

An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	—

An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	—

An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	—	An obligation rated “CC” is currently highly vulnerable to nonpayment.
C	—	The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.
D	—

An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during

Legg Mason Western Asset Short Duration Municipal Income Fund 2011 Semi-Annual Report	21
such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments of an obligation are jeopardized.

Moody’s Investors Service (“Moody’s”) Long-term Obligation Ratings — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	—	Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.
Aa	—	Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.
A	—	Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.
Baa	—	Obligations rated “Baa” are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.
Ba	—	Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.
B	—	Obligations rated “B” are considered speculative and are subject to high credit risk.
Caa	—	Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.
Ca	—	Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery for principal and interest.
C	—	Obligations rated “C” are the lowest rated class and are typically in default, with little prospect of recovery for principal and interest.

Fitch Ratings Service (“Fitch”) Structured, Project & Public Finance Obligations — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—

Obligations rated “AAA” by Fitch denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	—

Obligations rated “AA” denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	—

Obligations rated “A” denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB	—

Obligations rated “BBB” indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB	—	Obligations rated “BB” indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or

22	Legg Mason Western Asset Short Duration Municipal Income Fund 2011 Semi-Annual Report

Long-term security ratings (unaudited) (con’t)

economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.
B	—

Obligations rated “B” indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC	—	Default is a real possibility.
CC	—	Default of some kind appears probable.
C	—	Default is imminent or inevitable, or the issuer is in standstill.

NR	—	Indicates that the obligation is not rated by Standard & Poor’s, Moody’s or Fitch.

Short-term security ratings (unaudited)

Standard & Poor’s Municipal Short-Term Notes Ratings

SP-1	—

A short-term obligation rated “SP-1” is rated in the highest category by Standard & Poor’s. Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	—

A short-term obligation rated “SP-2” is a Standard & Poor’s rating indicating satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	—	A short-term obligation rated “SP-3” is a Standard & Poor’s rating indicating speculative capacity to pay principal and interest.

Standard & Poor’s Short-Term Issues Credit Ratings

A-1	—

A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2	—

A short-term obligation rated “A-2” by Standard & Poor’s is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3	—

A short-term obligation rated “A-3” by Standard & Poor’s exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	—	A short-term obligation rated “B” by Standard & Poor’s is regarded as having significant speculative characteristics. Ratings of “B-1”, “B-2”

Legg Mason Western Asset Short Duration Municipal Income Fund 2011 Semi-Annual Report	23

and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

Moody’s Variable Rate Demand Obligations (VRDO) Ratings

VMIG 1	—

Moody’s highest rating for issues having a variable rate demand feature — VRDO. This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

VMIG 2	—

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

VMIG 3	—

This designation denotes acceptable credit quality. Adequate protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

Moody’s Short-Term Municipal Obligations Ratings

MIG 1	—

Moody’s highest rating for short-term municipal obligations. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	—	This designation denotes strong credit quality. Margins of protection are ample, although not as large as the preceding group.
MIG 3	—	This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG	—	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Moody’s Short-Term Obligations Ratings

P-1	—	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating. Have a superior ability to repay short-term debt obligations.
P-2	—	Have a strong ability to repay short-term debt obligations.
P-3	—	Have an acceptable ability to repay short-term debt obligations.
NP	—	Issuers do not fall within any of the Prime rating categories.

Fitch’s Short-Term Issuer or Obligations Ratings

F1	—	Fitch’s highest rating indicating the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2	—	Fitch rating indicating good intrinsic capacity for timely payment of financial commitments.

24	Legg Mason Western Asset Short Duration Municipal Income Fund 2011 Semi-Annual Report

Short-term security ratings (unaudited) (cont’d)

F3	—	Fitch rating indicating intrinsic capacity for timely payment of financial commitments is adequate.

NR	—	Indicates that the obligation is not rated by Standard & Poor’s, Moody’s or Fitch.

Legg Mason Western Asset Short Duration Municipal Income Fund 2011 Semi-Annual Report	25

Statement of assets and liabilities (unaudited)

April 30, 2011

Assets:
Investments, at value (Cost — $1,429,853,833)	$1,449,394,449
Interest receivable	19,303,893
Receivable for Fund shares sold	9,007,360
Prepaid expenses	105,576
Total Assets	1,477,811,278

Liabilities:
Payable for Fund shares repurchased	13,065,785
Investment management fee payable	544,105
Distribution fees payable	448,387
Distributions payable	193,327
Due to custodian	72,427
Trustees’ fees payable	2,158
Accrued expenses	214,785
Total Liabilities	14,540,974
Total Net Assets	$1,463,270,304

Net Assets:
Par value (Note 7)	$2,857
Paid-in capital in excess of par value	1,451,983,500
Undistributed net investment income	13,402
Accumulated net realized loss on investments and futures contracts	(8,270,071)
Net unrealized appreciation on investments	19,540,616
Total Net Assets	$1,463,270,304

Shares Outstanding:
ClassA	71,034,494
ClassC	191,133,137
ClassI	23,535,050

Net Asset Value:
ClassA (and redemption price)	$5.12
ClassC*	$5.12
ClassI (and redemption price)	$5.12
Maximum Public Offering Price Per Share:
ClassA (based on maximum initial sales charge of 2.25%)	$5.24

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges (See Note 2).

See Notes to Financial Statements.

26	Legg Mason Western Asset Short Duration Municipal Income Fund 2011 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended April 30, 2011

Investment Income:
Interest	$19,852 389

Expenses:
Investment management fee (Note 2)	3,492,932
Distribution fees (Notes 2 and 5)	2,906,181
Transfer agent fees (Note 5)	211,444
Registration fees	98,390
Legal fees	52,157
Fund accounting fees	44,748
Shareholder reports	23,401
Insurance	16,347
Trustees’ fees	13,856
Audit and tax	12,946
Custody fees	5,167
Miscellaneous expenses	2,407
Total Expenses	6,879,976
Net Investment Income	12,972,413

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Loss From:
Investment transactions	(36,023)
Futures contracts	(624,344)
Net Realized Loss	(660,367)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(13,794,421)
Futures contracts	634,438
Change in Net Unrealized Appreciation (Depreciation)	(13,159,983)
Net Loss on Investments and Futures Contracts	(13,820,350)
Decrease in Net Assets from Operations	$(847,937)

See Notes to Financial Statements.

Legg Mason Western Asset Short Duration Municipal Income Fund 2011 Semi-Annual Report	27

Statements of changes in net assets

For the Six Months Ended April 30, 2011 (unaudited) and the Year Ended October 31, 2010	2011	2010

Operations:
Net investment income	$12,972,413	$20,304,651
Net realized loss	(660,367)	(3,356,437)
Change in net unrealized appreciation (depreciation)	(13,159,983)	23,585,002
Proceeds from settlement of a regulatory matter	—	7,223	[1]
Increase (Decrease) in Net Assets From Operations	(847,937)	40,540,439

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(12,972,413)	(20,312,332)
Decrease in Net Assets From Distributions to Shareholders	(12,972,413)	(20,312,332)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	443,752,607	1,437,671,560
Reinvestment of distributions	11,681,364	18,898,141
Cost of shares repurchased	(642,451,532)	(888,766,783)
Increase (Decrease) in Net Assets From Fund Share Transactions	(187,017,561)	567,802,918
Increase (Decrease) in Net Assets	(200,837,911)	588,031,025

Net Assets:
Beginning of period	1,664,108,215	1,076,077,190
End of period*	$1,463,270,304	$1,664,108,215
* Includes undistributed net investment income of:	$13,402	$13,402

[1]	The Fund received $2,567, $4,641 and $15 for Class A, C and I, respectively, related to this distribution.

See Notes to Financial Statements.

28	Legg Mason Western Asset Short Duration Municipal Income Fund 2011 Semi-Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class A Shares[1]	2011[2]	2010	2009	2008	2007	2006

Net asset value, beginning of period	$5.16	$5.08	$4.90	$4.91	$4.92	$4.89

Income (loss) from operations:
Net investment income	0.05	0.09	0.11	0.15	0.16	0.14
Net realized and unrealized gain (loss)	(0.04)	0.08	0.19	(0.01)	(0.01)	0.03
Total income from operations	0.01	0.17	0.30	0.14	0.15	0.17

Less distributions from:
Net investment income	(0.05)	(0.09)	(0.12)	(0.15)	(0.16)	(0.14)
Total distributions	(0.05)	(0.09)	(0.12)	(0.15)	(0.16)	(0.14)

Net asset value, end of period	$5.12	$5.16	$5.08	$4.90	$4.91	$4.92
Total return[3]	0.17%	3.31%	6.21%	2.91%	3.05%	3.43%

Net assets, end of period (000s)	$363,882	$352,911	$241,364	$35,323	$16,255	$46,783

Ratios to average net assets:
Gross expenses	0.65%[4]	0.66%	0.66%	1.08%	1.13%[5]	0.87%
Net expenses[6,7]	0.65 [4]	0.66	0.66	0.75 [8]	0.75 [5,8]	0.75 [8]
Net investment income	1.91 [4]	1.69	2.16	3.07	3.19	2.74

Portfolio turnover rate	12%	15%	12%	11%	8%	35%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2011 (unaudited).

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.13% and 0.75%, respectively.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Western Asset Short Duration Municipal Income Fund 2011 Semi-Annual Report	29

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class C Shares[1]	2011[2]		2010	2009	2008	2007	2006

Net asset value, beginning of period	$5.16		$5.08	$4.90	$4.91	$4.92	$4.89

Income (loss) from operations:
Net investment income	0.04		0.07	0.08	0.13	0.14	0.12
Net realized and unrealized gain (loss)	(0.04)		0.08	0.20	(0.01)	(0.01)	0.03
Total income from operations	0.00	[3]	0.15	0.28	0.12	0.13	0.15

Less distributions from:
Net investment income	(0.04)		(0.07)	(0.10)	(0.13)	(0.14)	(0.12)
Total distributions	(0.04)		(0.07)	(0.10)	(0.13)	(0.14)	(0.12)

Net asset value, end of period	$5.12		$5.16	$5.08	$4.90	$4.91	$4.92
Total return[4]	(0.01)%		2.94%	5.81%	2.54%	2.69%	3.07%

Net assets, end of period (000s)	$978,826		$1,173,874	$785,921	$21,507	$11,813	$15,421

Ratios to average net assets:
Gross expenses	1.02%[5]		1.01%	0.99%	1.68%	1.73%[6]	1.41%
Net expenses[7,8]	1.02	[5]	1.01	0.99	1.10 [9]	1.10 [6,9]	1.09 [9]
Net investment income	1.54	[5]	1.33	1.60	2.71	2.85	2.39

Portfolio turnover rate	12%		15%	12%	11%	8%	35%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2011 (unaudited).

[3]	Amount represents less than $0.01 per share.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.72% and 1.10%, respectively.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.10%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

30	Legg Mason Western Asset Short Duration Municipal Income Fund 2011 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class I Shares[1]	2011[2]	2010	2009	2008	2007	2006

Net asset value, beginning of period	$5.16	$5.08	$4.91	$4.92	$4.92	$4.89

Income (loss) from operations:
Net investment income	0.05	0.09	0.11	0.16	0.17	0.14
Net realized and unrealized gain (loss)	(0.04)	0.08	0.19	(0.01)	(0.01)	0.03
Total income from operations	0.01	0.17	0.30	0.15	0.16	0.17

Less distributions from:
Net investment income	(0.05)	(0.09)	(0.13)	(0.16)	(0.16)	(0.14)
Total distributions	(0.05)	(0.09)	(0.13)	(0.16)	(0.16)	(0.14)

Net asset value, end of period	$5.12	$5.16	$5.08	$4.91	$4.92	$4.92
Total return[3]	0.24%	3.47%	6.13%	3.06%	3.41%	3.58%

Net assets, end of period (000s)	$120,562	$137,323	$48,792	$4,456	$875	$1,056

Ratios to average net assets:
Gross expenses	0.50%[4]	0.51%	0.52%	0.78%	0.91%[5]	0.68%
Net expenses[6,7]	0.50 [4]	0.51	0.52	0.60 [8]	0.60 [5,8]	0.60 [8]
Net investment income	2.05 [4]	1.84	2.14	3.18	3.36	2.93

Portfolio turnover rate	12%	15%	12%	11%	8%	35%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2011 (unaudited).

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.90% and 0.60%, respectively.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Western Asset Short Duration Municipal Income Fund 2011 Semi-Annual Report	31

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason Western Asset Short Duration Municipal Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various other relationships between securities. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When reliable prices are not readily available, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

32	Legg Mason Western Asset Short Duration Municipal Income Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Municipal bonds†	—	$1,373,469,449	—	$1,373,469,449
Short-term investments†	—	75,925,000	—	75,925,000
Total investments	—	$1,449,394,449	—	$1,449,394,449

†	See Schedule of Investments for additional detailed categorizations.

(b) Futures contracts. The Fund uses futures contracts to gain exposure to, or hedge against, changes in the value of interest rates. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(d) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

Legg Mason Western Asset Short Duration Municipal Income Fund 2011 Semi-Annual Report	33

(e) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(f) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(g) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of April 30, 2011, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(h) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.45% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, C and I shares did not exceed 0.75%, 1.10% and 0.60%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

34	Legg Mason Western Asset Short Duration Municipal Income Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The manager is permitted to recapture amounts previously forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 2.25% for Class A shares. Class A and Class C shares acquired in an exchange from another Legg Mason Partners Fund subject to a contingent deferred sales charge (“CDSC”), remain subject to the original fund’s CDSC while held in the Fund. In certain cases, Class A shares have a 0.50% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended April 30, 2011, LMIS and its affiliates received sales charges of approximately $8,000 on sales of the Fund’s Class A shares. In addition, for the six months ended April 30, 2011, CDSCs paid to LMIS and its affiliates were approximately $46,000 for Class A shares.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended April 30, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$197,979,576
Sales	171,773,034

At April 30, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$21,717,863
Gross unrealized depreciation	(2,177,247)
Net unrealized appreciation	$19,540,616

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

At April 30, 2011, the Fund did not have any derivative instruments outstanding.

Legg Mason Western Asset Short Duration Municipal Income Fund 2011 Semi-Annual Report	35

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended April 30, 2011. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Interest Rate Contracts Risk
Futures contracts	$(624,344)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Interest Rate Contracts Risk
Futures contracts	$634,438

During the six months ended April 30, 2011, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)†	$8,684,152

†	At April 30, 2011, there were no open positions held in this derivative.

5. Class specific expenses

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a monthly fee with respect to its Class A and C shares calculated at the annual rate of 0.15% and 0.50% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

For the six months ended April 30, 2011, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees
Class A	$278,736	$35,034
Class C	2,627,445	164,728
Class I	—	11,682
Total	$2,906,181	$211,444

6. Distributions to shareholders by class

	Six Months Ended April 30, 2011	Year Ended October 31, 2010
Net Investment Income:
Class A	$3,549,992	$5,322,884
Class C	8,091,584	13,470,598
Class I	1,330,837	1,518,850
Total	$12,972,413	$20,312,332

36	Legg Mason Western Asset Short Duration Municipal Income Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

7. Shares of beneficial interest

At April 30, 2011, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended April 30, 2011		Year Ended October 31, 2010
	Shares	Amount	Shares	Amount
Class A
Shares sold	29,958,767	$153,215,968	59,328,536	$304,458,824
Shares issued on reinvestment	630,525	3,218,461	952,303	4,894,787
Shares repurchased	(27,933,464)	(142,501,750)	(39,422,765)	(202,472,964)
Net increase	2,655,828	$13,932,679	20,858,074	$106,880,647

Class C
Shares sold	46,284,837	$236,574,341	193,082,304	$991,377,348
Shares issued on reinvestment	1,462,942	7,467,952	2,494,374	12,813,624
Shares repurchased	(84,130,240)	(429,411,093)	(122,837,964)	(630,739,718)
Net increase (decrease)	(36,382,461)	$(185,368,800)	72,738,714	$373,451,254

Class I
Shares sold	10,553,249	$53,962,298	27,569,367	$141,835,388
Shares issued on reinvestment	194,897	994,951	231,344	1,189,730
Shares repurchased	(13,818,536)	(70,538,689)	(10,801,024)	(55,554,101)
Net increase (decrease)	(3,070,390)	$(15,581,440)	16,999,687	$87,471,017

8. Capital loss carryforward

As of October 31, 2010, the Fund had a net capital loss carryforward of approximately $8,244,142, of which $2,710,064 expires in 2012, $489,111 expires in 2014, $943,924 expires in 2015, $110,168 expires in 2016 and $3,990,875 expires in 2018. These amounts will be available to offset any future taxable capital gains.

9. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering cli-

Legg Mason Western Asset Short Duration Municipal Income Fund 2011 Semi-Annual Report	37

ents towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. On June 9, 2011, the Court of Appeals issued a Summary Order affirming the District Court’s dismissal of all claims with the exception of Plaintiffs’ Section 36(b) claim as it relates to Transfer Agent fees paid to an affiliate of the Managers. The case has been remanded to the District Court for further proceedings in accordance with the Summary Order.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

10. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (prior to May 31, 2010, the Fund was known as Western Asset / CitiSM New York Tax Free Reserves, and prior to June 1, 2009, as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint

38	Legg Mason Western Asset Short Duration Municipal Income Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both a derivative claim on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason (the “Derivative Claim”). In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures (the “Putative Class Claim”). The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board.

The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. On December 29, 2009, the U.S. Court of Appeals for the Second Circuit reserved judgment after determining that the propriety of the district court’s dismissal depended upon an unsettled question of Massachusetts state law regarding the statute governing derivative proceedings was better addressed by a Massachusetts court and certified the question to the Massachusetts Supreme Judicial Court.

On August 23, 2010, the Massachusetts Supreme Judicial Court answered the certified question, concluding that a derivative action must be dismissed under applicable

Legg Mason Western Asset Short Duration Municipal Income Fund 2011 Semi-Annual Report	39

state law following a corporation’s independent determination, made in good faith and after reasonable inquiry, that maintenance of the derivative proceeding is not in the best interests of the corporation, regardless whether the derivative complaint has been filed before or after the corporation’s rejection of the shareholder’s demand.

On May 6, 2011, the U.S. Court of Appeals for the Second Circuit affirmed the district court’s dismissal of the Putative Class Claims. With regard to the Derivative Claim, to which the certified question related and as to which the district court granted a motion to dismiss, the Second Circuit vacated the district court’s judgment and remanded with instructions to the court to convert the motion to dismiss to a motion for summary judgment, and to rule on that motion, after further discovery should the court determine that such further discovery is warranted.

11. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending October 31, 2012.

40	Legg Mason Western Asset Short Duration Municipal Income Fund

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 8-9, 2010, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Legg Mason Western Asset Short Duration Municipal Income Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund.

Background

The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreement and was given the opportunity to ask questions and request additional information from management. In addition, the Independent Trustees submitted questions to management before the meeting and considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadviser, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadviser pursuant to the Sub-Advisory Agreement.

Board approval of management agreement and sub-advisory agreement

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreement. The Independent Trustees also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present. In approving the Management Agreement and Sub-Advisory Agreement, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement, and each Trustee may have attributed different weight to the various factors.

Legg Mason Western Asset Short Duration Municipal Income Fund	41

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadviser took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadviser, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadviser had expanded over time as a result of regulatory, market and other developments, including maintaining and monitoring their own and the Fund’s compliance programs. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadviser regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, and that it considered the Manager’s and the Subadviser’s risk management processes.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadviser.

The Board considered the division of responsibilities between the Manager and the Subadviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Subadviser’s policies and practices regarding the selection of brokers and dealers and the execution of portfolio transactions. In addition, management also reported to the Board on, among other things, its business plans and organizational changes.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as short municipal debt

42	Legg Mason Western Asset Short Duration Municipal Income Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

funds by Lipper, showed, among other data, that the Fund’s performance for the 1-, 3- and 5-year periods ended June 30, 2010 was above the median.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Sub-Advisory Agreement were sufficient for renewal. The Board noted that the performance of the Fund was satisfactory.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. In addition, the Board noted that the compensation paid to the Subadviser is paid by the Manager, not the Fund.

In addition, the Board received and considered information comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts. The Board also considered and discussed information about the Subadviser’s fees, including the amount of the management fees retained by the Manager after payment of the subadvisory fee. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its expense group, consisting of a group of retail front-end load funds (including the Fund) classified as short municipal debt funds and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management Fee was slightly below the median and Actual Management Fee was above the median. The Board noted that the Fund’s actual total expense ratio was at the median. The Board took into account management’s discussion of the Fund’s expenses. The Board also considered that the current limitation on the Fund’s expenses is expected to continue through December 2012.

Legg Mason Western Asset Short Duration Municipal Income Fund	43

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed in the past by an outside and remained unchanged. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund it represented.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that although the Fund’s Contractual Management Fee does not have breakpoints, the Contractual Management Fee is below the asset-weighted average of management fees paid by the other funds in the expense group at all asset levels.

The Board determined that the management fee structure for the Fund was reasonable.

Other benefits to the manager and the subadviser

The Board considered other benefits received by the Manager, the Subadviser and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadviser to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

*  *  *

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreement would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

Legg Mason Western Asset

Short Duration Municipal Income Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken, CFA Chairman

Rainer Greeven

Stephen R. Gross

Richard E. Hanson Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

KPMG LLP 345 Park Avenue New York, NY 10154

Legg Mason Western Asset Short Duration Municipal Income Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Legg Mason Western Asset Short Duration Municipal Income Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Western Asset Short Duration Municipal Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD02771 6/11 SR11-1378

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date:	June 23, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date:	June 23, 2011

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Income Trust

Date:	June 23, 2011